UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
September 13, 2021
Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact Name of Registrant as Specified in Its Charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)
(716)
633-1850
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (
see
General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storage, Inc.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LSI	New York Stock Exchange
Life Storage LP:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2 of
the Securities Exchange Act of
1934 (§240.12b-2 of
this chapter).
Life Storage, Inc.:
Emerging growth company  ☐
Life Storage LP:
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc.  ☐
Life Storage LP  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On September 13, 2021, Life Storage, Inc. (the “Company”), and Life Storage LP (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Wells Fargo Securities, LLC (the “Underwriters”), pursuant to which the Company agreed to issue and sell
2,500,000 shares of the Company’s common stock, par value $.01 per share, plus up to an additional 375,000 shares of common stock pursuant to the Underwriters’ option, at a price of $121.40 per share. On September 15, 2021, the Underwriters exercised their option in full. The offering of 2,875,000 shares of the Company’s common stock will close on September 16, 2021. Net proceeds to the Company from the offering of 2,875,000 shares, before expenses, will be

$349,025,000.
The Company and the Operating Partnership made certain customary representations, warranties and covenants in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on
Form 8-K
and incorporated herein by reference.
The Company will use net proceeds of this offering to repay amounts outstanding under its revolving credit facility, fund acquisitions, and/or for general corporate purposes.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 13, 2021, by and among Life Storage, Inc., Life Storage Holdings, Inc., Life Storage LP, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC

5.1	Opinion of Phillips Lytle LLP as to the legality of the shares sold.

5.2	Opinion of Venable LLP as to all matters of Maryland law.

23.1	Consent of Phillips Lytle LLP (contained in the opinions filed as Exhibit 5.1 hereto).

23.2	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.2 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC.

Date: September 15, 2021

	By	/s/ ANDREW J. GREGOIRE
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer